Exhibit 32.1

                        CERTIFICATION PURSUANT TOSECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the quarterly filing of American Resource Technologies, Inc., a Kansas corporation (the "Company"), on Form 10-QSB for the period ended March 31, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, M. H. McIlvain, Executive Vice President of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2008

By: /s/ M. H. McIlvain
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M. H. McIlvain
Executive Vice President & Chief Financial Officer